Northern Institutional Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Six Months Ended May 31, 2001 (Unaudited) and the Years Ended November
30,
International Bond Portfolio

                                              Class A
                          ----------------------------------------------------------
                           2001        2000      1999      1998     1997      1996
-------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period            $17.74      $18.86    $21.35    $20.13   $22.16    $21.74
Income (loss) from in-
 vestment operations:
 Net investment income
  (loss)                     0.35       (1.38)     0.96      0.98     1.02      1.54
 Net realized and
  unrealized gain (loss)    (0.12)       0.26     (2.07)     1.33    (1.70)     0.43
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       0.23       (1.12)    (1.11)     2.31    (0.68)     1.97
-------------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income
  (a)                          --          --     (1.24)    (0.79)   (1.01)    (1.55)
 Net realized gain             --          --     (0.14)    (0.30)   (0.34)       --
-------------------------------------------------------------------------------------
Total distributions to
 shareholders                  --          --     (1.38)    (1.09)   (1.35)    (1.55)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.23       (1.12)    (2.49)     1.22    (2.03)     0.42
-------------------------------------------------------------------------------------
Net asset value, end of
 period                    $17.97      $17.74    $18.86    $21.35   $20.13    $22.16
-------------------------------------------------------------------------------------
Total return (b)             1.30%      (5.94)%   (5.76)%   11.85%   (3.02)%    9.47%
Ratio to average net as-
 sets of (c):
 Expenses, net of waiv-
  ers and reimbursements     0.97%(d)    0.96%     0.96%     0.96%    0.96%     0.96%
 Expenses, before waiv-
  ers and reimbursements     1.39%       1.54%     1.44%     1.52%    1.52%     1.58%
 Net investment income,
  net of waivers and re-
  imbursements               4.11%       3.86%     4.89%     5.27%    5.61%     5.91%
 Net investment income,
  before waivers and re-
  imbursements               3.69%       3.28%     4.41%     4.71%    5.05%     5.29%
Portfolio turnover rate    196.33%     179.26%    17.85%    23.76%   29.29%    33.89%
Net assets at end of pe-
 riod (in thousands)      $28,649     $28,905   $28,397   $28,568  $26,383   $34,183
-------------------------------------------------------------------------------------

(a) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
(d) Expense ratio, net of waivers and reimbursements, for the period would have been 0.96% absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.



  This supplement replaces page 38 of the Financial Highlights section of the Northern Institutional Funds Fixed Income and Equity Portfolios Semiannual Report dated May 31, 2001.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Six Months Ended May 31, 2001 (Unaudited) and the Years Ended November
30,
International Growth Portfolio

                                                 Class A
                          ------------------------------------------------------------
                            2001       2000       1999      1998      1997      1996
---------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period             $11.22     $14.07     $11.78    $10.52    $10.63     $9.88
Income (loss) from in-
 vestment operations:
 Net investment income        0.06       0.04       0.33      0.09      0.11      0.10
 Net realized and
  unrealized gain (loss)     (1.26)     (0.44)      2.94      1.90      0.31      0.87
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       (1.20)     (0.40)      3.27      1.99      0.42      0.97
---------------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income       (0.26)     (0.05)     (0.22)    (0.16)    (0.08)    (0.22)
 Net realized gain           (1.52)     (2.40)     (0.76)    (0.57)    (0.45)       --
---------------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.78)     (2.45)     (0.98)    (0.73)    (0.53)    (0.22)
---------------------------------------------------------------------------------------
Net increase (decrease)      (2.98)     (2.85)      2.29      1.26     (0.11)     0.75
---------------------------------------------------------------------------------------
Net asset value, end of
 period                      $8.24     $11.22     $14.07    $11.78    $10.52    $10.63
---------------------------------------------------------------------------------------
Total return (a)            (12.82)%    (4.26)%    30.07%    20.44%     4.21%     9.96%
Ratio to average net as-
 sets of (b):
 Expenses, net of waiv-
  ers and reimbursements      1.06%      1.06%      1.06%     1.06%     1.06%     1.06%
 Expenses, before waiv-
  ers and reimbursements      1.32%      1.33%      1.31%     1.31%     1.37%     1.43%
 Net investment income,
  net of waivers and re-
  imbursements                0.67%      0.56%      0.92%     0.89%     0.97%     0.73%
 Net investment income,
  before waivers and re-
  imbursements                0.41%      0.29%      0.67%     0.64%     0.66%     0.36%
Portfolio turnover rate     120.79%    171.93%    168.10%   160.13%   154.62%   202.47%
Net assets at end of pe-
 riod (in thousands)      $131,395   $151,426   $147,689  $111,594  $106,774  $138,182
---------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Annualized for periods less than a full year.



  This supplement replaces page 104 of the Financial Highlights section of the Northern Institutional Funds Fixed Income and Equity Portfolios Semiannual Report dated May 31, 2001.